UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Avangrid, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
AVANGRID, INC.
2022 Annual Meeting
Vote by July 19, 2022
11:59 PM ET
AVANGRID, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717
D87701-Z82045-P68613
You invested in AVANGRID, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 20, 2022.
Get informed before you vote
View the notice of annual meeting of shareholders, proxy statement and 2021 annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 6, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote in Person at the Meeting*
Point your camera here and July 20, 2022
8:30 AM
vote without entering a control number
125 High Street
Boston, Massachusetts 02110
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board
Recommends
1. ELECTION OF DIRECTORS
Nominees:
01) Ignacio S. Galán 08) Patricia Jacobs
02) John Baldacci 09) John Lahey
03) Pedro Azagra Blázquez 10) José Ángel Marra Rodríguez For
04) Daniel Alcain Lopez 11) Santiago Martínez Garrido
05) María Fátima Báñez García 12) José Sáinz Armada
06) Robert Duffy 13) Alan Solomont
07) Teresa Herbert 14) Camille Joseph Varlack
2. RATIFICATION OF THE SELECTION OF KPMG LLP AS AVANGRID, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2022. For
3. NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. For
4. NON-BINDING ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTES. Year
NOTE: THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, meeting is at 125 High Street, Boston, Massachusetts 02110.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D87702-Z82045-P68613

Your Vote Counts!
AVANGRID, INC.
2022 Annual Meeting
Vote by July 19, 2022
11:59 PM ET
D87703-P68360
You invested in AVANGRID, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 20, 2022.
Get informed before you vote
View the notice of annual meeting of shareholders, proxy statement and 2021 annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 6, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote in Person at the Meeting*
Point your camera here and July 20, 2022
8:30 AM
vote without entering a control number
125 High Street
Boston, Massachusetts 02110
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
AVANGRID, INC.
2022 Annual Meeting
Vote by July 19, 2022
11:59 PM ET
Voting Items Board
Recommends
1. ELECTION OF DIRECTORS
Nominees:
01) Ignacio S. Galán 08) Patricia Jacobs
02) John Baldacci 09) John Lahey
03) Pedro Azagra Blázquez 10) José Ángel Marra Rodríguez For
04) Daniel Alcain Lopez 11) Santiago Martínez Garrido
05) María Fátima Báñez García 12) José Sáinz Armada
06) Robert Duffy 13) Alan Solomont
07) Teresa Herbert 14) Camille Joseph Varlack
2. RATIFICATION OF THE SELECTION OF KPMG LLP AS AVANGRID, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2022. For
3. NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. For
4. NON-BINDING ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTES. Year
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
D87704-P68360